Exhibit 99.1

AMERICAN ARBITRATION ASSOCIATION

KANSAS CITY, MISSOURI CENTER

WESTAR ENERGY, INC.,	)
)
Claimant,	)	Case No. 57-166-00098-03
)
v.	)	ARBITRATORS:
	)	Michael R. O’Brien
DAVID C. WITTIG and	)	Alan A. Sachs
DOUGLAS T. LAKE,	)	Thomas P. Sullivan
)
Respondents.	)
)

ANSWER OF RESPONDENT DAVID WITTIG

The Amended Demand (“Demand”) filed by Westar Energy, Inc. (“Westar” or the “Company”) spins a fanciful tale of purported breaches of fiduciary duty by Mr. Wittig. It is part of a concerted effort by Westar to bolster the Company’s stock price and deflect scrutiny of the Company by showing stockholders, the market, state and federal regulators, and the federal prosecutor that it has broken with and turned against prior management. Westar, with the assistance of its teams of lawyers, attempts to turn Mr. Wittig into a convenient scapegoat for the Company’s ills and paint him as a corporate villain. In doing so, it has relied on purported facts contained in a misleading and slanted report prepared by the New York law firm Debevoise & Plimpton (“Debevoise Report”), which is outside counsel to the Special Committee of the Board of Directors. These “facts” form the basis of Westar’s Demand. The allegations in the Report and Demand are simply not true.

Mr. Wittig was recruited to Westar in 1995 by the Company’s President and Chief Executive Officer John Hayes. For the first few years after Mr. Wittig joined Westar, the Company did very well financially. Thereafter, with the downturn in the overall stock market, two rate reductions imposed by the Kansas Corporations Commission (“KCC”), and numerous refusals by the KCC to allow Westar to continue to implement its growth strategy, the Company’s financial picture dimmed. Additionally, the United States Attorney’s Office in Topeka, Kansas initiated a criminal investigation focusing on Westar, including matters such as the use of Westar aircraft by Company officers and directors. Westar chose to respond to these developments by blaming Mr. Wittig for its financial and legal woes. It forced Mr. Wittig out of the Company and breached its contractual obligations to him. It not only stopped paying Mr. Wittig the compensation and benefits to which he was entitled under duly-approved employment agreements, it also demanded that Mr. Wittig return all compensation and benefits he received while he served as an officer and director of Westar.

Westar contends that Mr. Wittig took certain actions during his tenure as Chief Executive Officer without the knowledge or approval of the Board of Directors. Mr. Wittig denies any wrongdoing, denies that Westar is entitled to the return of compensation and benefits paid to him, and will vigorously defend against such claims. The evidence will show that Mr. Wittig did nothing wrong, and that the actions about which Westar now complains were duly-authorized by and taken with the full knowledge of the Board of Directors and the Company’s management.

Further, Mr. Wittig has affirmative claims against Westar for the compensation and benefits to which he is entitled under his employment agreement with the Company, for defamation, for placing Mr. Wittig before the public in a highly offensive false light, and for conspiracy. Those claims are set out in a separately-filed Counterclaim, which seeks approximately $110 million from Westar.

In this Answer, Mr. Wittig responds to each of the numbered paragraphs in Westar’s Amended Demand for Arbitration (“Demand”), as follows:

1. Mr. Wittig admits the allegations in paragraph 1 of the Demand.

2. Mr. Wittig admits the allegations in paragraph 2 of the Demand.

3. Mr. Wittig admits the allegations in paragraph 3 of the Demand.

4. The allegations in paragraph 4 of the Demand state legal conclusions to which no response is required.

5. The allegations of paragraph 5 refer to Westar’s Demand, which speaks for itself. Mr. Wittig denies any characterization of its terms. To the extent that a response is required, Mr. Wittig denies the allegations in paragraph 5 of the Demand.

6. Mr. Wittig denies the allegations in paragraph 6 of the Demand.

7. Mr. Wittig denies the allegations in paragraph 7 of the Demand.

8. Mr. Wittig denies the allegations in paragraph 8 of the Demand.

9. Mr. Wittig denies the allegations in paragraph 9 of the Demand.

10. Mr. Wittig denies the allegations in paragraph 10 of the Demand.

11. Mr. Wittig denies the allegations in paragraph 11 of the Demand.

12. Mr. Wittig denies the allegations in paragraph 12 of the Demand.

13. The allegations of paragraph 13 refer to Westar’s Demand, which speaks for itself. Mr. Wittig denies any characterization of its terms. To the extent that a response is required, Mr. Wittig denies the allegations in paragraph 13 of the Demand.

14. Mr. Wittig denies the allegations in paragraph 14 of the Demand.

15. Mr. Wittig denies the allegation in paragraph 15 of the Demand that he filed false reports. Pursuant to Company practice that pre-dated his employment at Westar, various trips were taken on Company airplanes by Company officers and directors and their families, including Chief Executive Officer John Hayes and his wife and children, Chief Financial Officer Bill Moore and his wife and children, Chief Financial Officer Paul Geist and his wife and children, Chief Administrative Officer Carl Koupal and his wife and children, Treasurer James Martin and his wife, Executive Vice President Tom Grennan and his wife, Executive Vice President Rita Sharpe and her husband, General Counsel Richard Terrill and his wife and children, General Counsel Larry Irick and his wife, and Directors John Nettles, Jr. and his wife, John Dicus and his wife, Ken Wagnon, Charles Q. Chandler IV and his wife, C.Q. Chandler and his wife, Frank Becker and his wife, Owen Leonard and his wife, and R.A. Edwards and his wife. The aircraft used included a Gulfstream plane acquired during the tenure of Westar’s then-Chief Executive Officer John Hayes through the Wing Group, which was a Westar subsidiary, a second Wing Group plane, and Westar planes.

16. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 16 of the Demand.

17. Mr. Wittig denies the allegation in paragraph 17 of the Demand that he filed false reports. Plane usage was reported to Chief Financial Officer Steve Kitchen and Chief Administrative Officer Carl Koupal.

18. Mr. Wittig denies the allegation in paragraph 18 of the Demand that he scheduled unnecessary business meetings.

19. Mr. Wittig denies the allegation in paragraph 19 of the Demand.

20. Mr. Wittig denies the allegation in paragraph 20 of the Demand.

21. Mr. Wittig denies the allegations in paragraph 21 of the Demand.

22. Mr. Wittig denies the allegation in paragraph 22 of the Demand that he abused use of the Company’s airplanes in connection with business travel.

23. Mr. Wittig denies the allegation in paragraph 23 of the Demand that he refused to allow an audit of the Company’s airplanes.

24. Mr. Wittig denies the allegations in paragraph 24 of the Demand. Annual questionnaires were reviewed by General Counsel Larry Irick, who was aware of the Company’s plane usage practice, before they were filed.

25. Mr. Wittig denies the allegations in paragraph 25 of the Demand.

26. Mr. Wittig denies the allegations in paragraph 26 of the Demand.

27. Mr. Wittig denies the allegations in paragraph 27 of the Demand.

28. Mr. Wittig denies the allegations in paragraph 28 of the Demand.

29. Mr. Wittig denies the allegations in paragraph 29 of the Demand.

30. Mr. Wittig denies the allegations in paragraph 30 of the Demand.

31. Mr. Wittig denies the allegations in paragraph 31 of the Demand.

32. Mr. Wittig denies the allegations in paragraph 32 of the Demand. The decision to replace the first Citation VII airplane with a Citation X was made by then President and Chief Executive Officer John Hayes. Chief Financial Officer Bill Moore (who was recently re-hired by Westar) then performed a cost differential analysis to determine the cost of replacing the second Citation VII with a Citation X and concluded that there was ultimately no cost difference. Accordingly, Westar took steps to replace the second Citation VII with a second Citation X.

33. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 33 of the Demand.

34. Mr. Wittig denies the allegations in paragraph 34 of the Demand. The lease of the Citation VII was arranged through a friend of Mr. Kitchen. After Westar entered into a lease agreement for the Citation X, Chief Financial Officer Bill Moore informed Mr. Wittig that Westar could not break its lease on the Citation VII and advised Mr. Wittig that Westar should not take possession of the second Citation X, for tax reasons, and that the prudent thing to do would be to sell the second Citation X.

35. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 35 of the Demand.

36. Mr. Wittig admits the allegation in paragraph 36 of the Demand that the new Citation X was never used, and is without sufficient knowledge or information to admit or deny the remaining allegations in paragraph 36.

37. Mr. Wittig denies the allegations in paragraph 37 of the Demand.

38. Mr. Wittig denies the allegations in paragraph 38 of the Demand.

39. Mr. Wittig denies the allegations in paragraph 39 of the Demand.

40. Mr. Wittig denies the allegations in paragraph 40 of the Demand.

41. Mr. Wittig denies the allegations in paragraph 41 of the Demand. The relocation bonus was reviewed by General Counsel John Rosenberg and approved by Chief Executive Officer John Hayes and Chief Financial Officer Steve Kitchen.

42. Mr. Wittig admits that the Company had a written relocation bonus policy, and is without sufficient knowledge or information to admit or deny the remaining allegations in paragraph 42.

43. Mr. Wittig admits the allegations contained in the first four sentences of paragraph 43 of the Demand, and denies the remaining allegations.

44. Mr. Wittig admits that Mr. Lake also received a relocation bonus, in accordance with Company policy, and is without sufficient knowledge or information to admit or deny the remaining allegations in paragraph 44 of the Demand.

45. Mr. Wittig denies the allegations in paragraph 45 of the Demand.

46. Mr. Wittig denies the allegations in paragraph 46 of the Demand.

47. Mr. Wittig denies the allegations in paragraph 47 of the Demand.

48. Mr. Wittig denies the allegations in paragraph 48 of the Demand.

49. Mr. Wittig denies the allegations in paragraph 49 of the Demand. The acceleration of Mr. Wittig’s signing bonus was approved by Chief Executive Officer John Hayes and executed by General Counsel John Rosenberg.

50. Mr. Wittig admits the allegation in paragraph 50 of the Demand that prior to joining Westar, he was offered a signing bonus, the terms of which speak for themselves.

51. Mr. Wittig admits the allegation in paragraph 51 of the Demand that he received a Company-purchased life insurance policy, the terms of which speak for themselves. Mr. Wittig denies Westar’s characterization of the policy’s terms.

52. Mr. Wittig denies the allegation in paragraph 52 of the Demand that he received a higher payment than he was entitled to receive. Any payments that Mr. Wittig received as part of his signing bonus were specifically approved by Chief Executive Officer John Hayes and General Counsel John Rosenberg.

53. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in the first sentence of paragraph 53. The allegations of the second sentence state a legal conclusion as to which no response is required.

54. Mr. Wittig denies the allegations in paragraph 54 of the Demand.

55. Mr. Wittig denies the allegations in paragraph 55 of the Demand.

56. Mr. Wittig admits the allegations in paragraph 56 of the Demand.

57. Mr. Wittig admits the allegation in paragraph 57 of the Demand that the H.R. Committee approved the split-dollar insurance program, which was proposed by Chief Executive Officer John Hayes, vetted through Westar’s outside law firm Cahill Gordon & Reindel, and sold to Westar by the brother-in-law of Tom Clevenger, a member of Westar’s Board of Directors. The remainder of the allegations of paragraph 57 refer to documents that speak for themselves. Mr. Wittig denies Westar’s characterization of the documents. The policies were awarded to Chief Executive Officer Hayes and five other officers: Chief Financial Officer Steve Kitchen, Chief Administrative Officer Carl Koupal, General Counsel John Rosenberg, Senior Utility Officer Norman Jackson, and Mr. Wittig. A split-dollar policy was also awarded to Don Barry, one of Westar’s outside lawyers (but not a Westar employee). Mr. Wittig is the only person from this group who has not cashed in his entire split-dollar policy.

58. The allegations of paragraph 58 appear to refer to minutes of a meeting, the contents of which speak for themselves. Chief Executive Officer John Hayes informed the Board about the split-dollar policies for the Westar officers. To the extent that further response is required, Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 58 of the Demand.

59. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 59 of the Demand.

60. Mr. Wittig admits the allegation in paragraph 60 of the Demand that the split dollar policies were approved by the H.R. Committee and executed in June 1998. Before they were executed, Arthur Anderson worked with Chief Financial Officer Steve Kitchen, Chief Administrative Officer Carl Koupal, and Controller Jerry Courington to address reporting issues.

61. The allegations of paragraph 61 appear to refer to documents that speak for themselves. Mr. Wittig denies Westar’s characterization of the documents. To the extent that further response is required, Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 61 of the Demand.

62. Mr. Wittig denies the allegations in paragraph 62 of the Demand. All Westar officers who received split dollar policies received a put right.

63. Mr. Wittig denies the allegations in paragraph 63 of the Demand.

64. Mr. Wittig denies the allegations in paragraph 64 of the Demand.

65. Mr. Wittig denies the allegations in paragraph 65 of the Demand.

66. Mr. Wittig denies the allegations in paragraph 66 of the Demand.

67. Mr. Wittig admits that he sought to amend his split-dollar agreement, and denies the allegations of paragraph 67 in all other respects. At the time, all of the other Westar officers who had received split-dollar agreements had already cashed in their multi-million dollar policies. Additionally, months before Mr. Wittig sought to amend his split-dollar agreement, the Board had approved a similar amendment to Chief Administrative Officer Carl Koupal’s split-dollar agreement.

68. Mr. Wittig admits the allegation in paragraph 68 of the Demand that he sent a letter to the chairman of the H.R. Committee regarding an amendment to the split-dollar insurance program, the text of which speaks for itself. Mr. Wittig denies Westar’s characterization of the program. To the extent that further response is required, Mr. Wittig denies the allegations in paragraph 68.

69. Mr. Wittig admits the allegation in paragraph 69 of the Demand that he sent a letter to the chairman of the H.R. Committee regarding an amendment to the split-dollar insurance program, the text of which speaks for itself. Mr. Wittig denies Westar’s characterization of the program and denies the remaining allegations of paragraph 69.

70. The allegations of paragraph 70 appear to refer to a document, the terms of which speak for themselves. Mr. Wittig denies Westar’s characterization of the document. To the extent further response is required, Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in the first sentence and denies the remaining allegations of paragraph 70.

71. Mr. Wittig denies the allegations in paragraph 71 of the Demand.

72. Mr. Wittig admits the allegation in paragraph 72 of the Demand that the H.R. Committee approved an amendment to his split-dollar agreement. The remaining allegations refer to documents, the terms of which speak for themselves. Mr. Wittig denies Westar’s characterization of the documents.

73. Mr. Wittig denies the allegations in paragraph 73 of the Demand.

74. Mr. Wittig denies the allegations in paragraph 74 of the Demand.

75. Mr. Wittig denies the allegations in paragraph 75 of the Demand.

76. Mr. Wittig denies the allegations in paragraph 76 of the Demand.

77. Mr. Wittig denies the allegations in paragraph 77 of the Demand.

78. Mr. Wittig admits that the Board of Directors asked Wittig and Lake to reduce their salaries, and denies the remaining allegations in paragraph 78.

79. Mr. Wittig admits that he consulted with Company counsel to determine how to carry out the intentions of the Board of Directors with respect to reductions in salary, and denies the allegations of paragraph 79 in all other respects.

80. The allegations of paragraph 80 refer to e-mail messages, the contents of which speak for themselves. Mr. Wittig denies Westar’s characterization of the e-mails. To the extent further response is required, Mr. Wittig denies the allegations in paragraph 80 of the Demand.

81. Mr. Wittig denies the allegations in paragraph 81 of the Demand.

82. Mr. Wittig denies the allegations in paragraph 82 of the Demand.

83. Mr. Wittig denies the allegations in paragraph 83 of the Demand.

84. Mr. Wittig denies the allegations in paragraph 84 of the Demand. The H.R. Committee of the Board of Directors wanted to reduce salaries without reducing overall compensation.

85. Mr. Wittig denies the allegations in paragraph 85 of the Demand.

86. Mr. Wittig denies the allegations in paragraph 86 of the Demand.

87. Mr. Wittig admits that an outside compensation consultant found that his compensation was below market and recommended to the H.R. Committee an increase in his compensation, and denies the allegations of paragraph 87 in all other respects.

88. Mr. Wittig admits that he received directors’ fees and options from Protection One, which were disclosed in both Westar and Protection One proxy statements, and denies the allegations of paragraph 88 in all other respects.

89. Mr. Wittig denies the allegations in paragraph 89 of the Demand.

90. Mr. Wittig denies the allegations in paragraph 90 of the Demand.

91. Mr. Wittig denies the allegations in paragraph 91 of the Demand.

92. Mr. Wittig admits that the Company established stock ownership requirements for executives and that the Company established a loan program for executives, and is without sufficient knowledge or information to admit or deny the remaining allegations of paragraph 92 of the Demand.

93. The allegations of this paragraph appear to refer to a document, which speaks for itself. To the extent further response is required, Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 93 of the Demand.

94. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 94 of the Demand.

95. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 95 of the Demand.

96. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 96 of the Demand.

97. Mr. Wittig denies the allegations in paragraph 97 of the Demand. The H.R. Committee approved the RSU award, the Board of Directors was familiar with the terms of the RSU award, General Counsel Larry Irick prepared all of the RSU award documents, and numerous Westar officers – including General Counsel Larry Irick – received RSUs.

98. Mr. Wittig admits that Guardian is a Florida home security monitoring company and that there were different classes of Guardian shares. Mr. Wittig currently is without sufficient knowledge or information to admit or deny the remaining allegations in paragraph 98 of the Demand.

99. Mr. Wittig admits the allegation in paragraph 99 of the Demand that Guardian shares were written down and that there were different classes of Guardian shares. Mr. Wittig currently is without sufficient knowledge or information to admit or deny the remaining allegations in paragraph 99.

100. Mr. Wittig admits that he proposed awards of Guardian RSUs and denies the remaining allegations in paragraph 100 of the Demand.

101. Mr. Wittig admits the allegation in paragraph 101 of the Demand that he proposed awards of RSUs and that each officer had the option of choosing between Company RSUs and Guardian RSUs. Mr. Wittig is without sufficient knowledge or information to admit or deny the remaining allegations in paragraph 101.

102. Mr. Wittig admits that the H.R. Committee approved the award of Western and Guardian RSUs, and denies the remaining allegations in paragraph 102 of the Demand.

103. Mr. Wittig denies the allegations in paragraph 103 of the Demand.

104. Mr. Wittig admits the allegation in paragraph 104 of the Demand that the award of all Guardian RSUs was effective as of January 1, 2002 and that dividend equivalents on all classes of Guardian stock were paid on January 1, 2002 to all recipients of Guardian stock. Mr. Wittig denies the remaining allegations in paragraph 104.

105. Mr. Wittig denies the allegations in paragraph 105 of the Demand.

106. Mr. Wittig admits the allegation in paragraph 106 of the Demand that Mr. Lake sat on Guardian’s Board of Directors. Mr. Wittig is without sufficient knowledge or information to admit or deny the remaining allegations in paragraph 106.

107. The allegations of paragraph 107 refer to certain documents, which speak for themselves. Mr. Wittig denies Westar’s characterization of the documents and denies the remaining allegations in paragraph 107 of the Demand.

108. Mr. Wittig admits that he received Guardian RSUs, and is without sufficient knowledge or information to admit or deny the remaining allegations in paragraph 108 of the Demand.

109. Mr. Wittig denies the allegations in paragraph 109 of the Demand.

110. Mr. Wittig denies the allegations in paragraph 110 of the Demand.

111. Mr. Wittig denies the allegations in paragraph 111 of the Demand. The exchange offer was vetted through Westar’s outside counsel Cahill Gordon, drafted by General Counsel Larry Irick, reviewed by Vice President Bruce Akin and Controller Lee Wages, and approved by the H.R. Committee and the Board of Directors.

112. Mr. Wittig denies the allegations in paragraph 112 of the Demand.

113. Mr. Wittig denies the allegations in paragraph 113 of the Demand.

114. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 114 of the Demand.

115. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 115 of the Demand.

116. Mr. Wittig denies the allegations in paragraph 116 of the Demand.

117. Mr. Wittig admits the allegations in paragraph 117 of the Demand.

118. Mr. Wittig admits that he proposed an exchange of Company RSUs for Company shares, and denies the remaining allegations in paragraph 118 of the Demand.

119. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 119 of the Demand.

120. Mr. Wittig denies the allegations in paragraph 120 of the Demand. The figures associated with the exchange were prepared by Controller Lee Wages and reviewed by other Westar executives, including Vice President Bruce Akin and General Counsel Larry Irick.

121. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 121 of the Demand.

122. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 122 of the Demand.

123. Mr. Wittig denies the allegations in paragraph 123 of the Demand.

124. Mr. Wittig denies the allegations in paragraph 124 of the Demand.

125. Mr. Wittig denies the allegations in paragraph 125 of the Demand.

126. Mr. Wittig denies the allegations in paragraph 126 of the Demand.

127. Mr. Wittig denies the allegations in paragraph 127 of the Demand.

128. Mr. Wittig denies the allegations in paragraph 128 of the Demand.

129. Mr. Wittig denies the allegations in paragraph 129 of the Demand.

130. Mr. Wittig denies the allegations in paragraph 130 of the Demand. Westar’s outside law firm, Cahill Gordon, was involved in the exchange and approved its terms.

131. Mr. Wittig admits that he received dividends on his Company RSUs and currently is without sufficient knowledge or information to admit or deny the remaining allegations in paragraph 131 of the Demand.

132. Mr. Wittig admits that he received dividends on the Company RSUs and his Guardian shares and currently is without sufficient knowledge or information to admit or deny the remaining allegations in paragraph 132 of the Demand.

133. Mr. Wittig admits that he received dividends on the Company RSUs and his Guardian shares, and denies the remaining allegations in paragraph 133.

134. Mr. Wittig denies the allegations in paragraph 134 of the Demand.

135. The allegations of paragraph 135 appear to refer to a document, the contents of which speak for themselves. Mr. Wittig denies Westar’s characterization of the document, and denies the remaining allegations in paragraph 135 of the Demand.

136. Mr. Wittig denies the allegations in paragraph 136 of the Demand.

137. Mr. Wittig denies the allegations in paragraph 137 of the Demand.

138. Mr. Wittig denies the allegations in paragraph 138 of the Demand.

139. Mr. Wittig denies the allegations in paragraph 139 of the Demand.

140. Mr. Wittig denies the allegations in paragraph 140 of the Demand.

141. Mr. Wittig admits the allegations in paragraph 141 of the Demand.

142. Mr. Wittig admits that he had personal investments in QuVIS and that his wife was a director of QuVIS, and is without sufficient knowledge or information to admit or deny the remaining allegations in paragraph 142 of the Demand.

143. Mr. Wittig denies the allegations in paragraph 143 of the Demand.

144. Mr. Wittig denies the allegations in paragraph 144 of the Demand.

145. Mr. Wittig denies the allegations in paragraph 145 of the Demand.

146. Mr. Wittig admits the allegations in paragraph 146 of the Demand.

147. Mr. Wittig denies the allegations in paragraph 147 of the Demand.

148. The allegations of paragraph 148 refer to a document, the contents of which speak for themselves. Mr. Wittig denies Westar’s characterization of the document, and is without sufficient knowledge or information to admit or deny the remaining allegations in paragraph 148 of the Demand.

149. Mr. Wittig denies the allegations in paragraph 149 of the Demand.

150. Mr. Wittig denies the allegations in paragraph 150 of the Demand.

151. Mr. Wittig denies the allegations in paragraph 151 of the Demand.

152. Mr. Wittig denies the allegations in paragraph 152 of the Demand.

153. Mr. Wittig denies the allegations in paragraph 153 of the Demand.

154. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 154 of the Demand.

155. Mr. Wittig denies the allegations in paragraph 155 of the Demand.

156. Mr. Wittig admits that, at times, he used a broker from the same investment firm used by the Company for some transactions, and denies the allegations in paragraph 156 of the Demand in all other respects.

157. Mr. Wittig admits that, at times, he used a broker from the same investment firm used by the Company for some transactions, and denies the allegations in paragraph 157 of the Demand in all other respects.

158. Mr. Wittig denies the allegations in paragraph 158 of the Demand.

159. Mr. Wittig denies the allegations in paragraph 159 of the Demand.

160. Mr. Wittig denies the allegations in paragraph 160 of the Demand. Numerous directors were displeased with the performance of Ms. Sadaka and Mr. Leonard. Ms. Sadaka had the worst attendance record of any director and often showed up for meetings unprepared. Mr. Leonard was asked to resign by Directors Frank Becker and John Nettles (who was also Westar’s outside counsel) after Leonard sold all of his Westar stock holdings. This sale violated the directors’ practice of not selling Westar stock during their tenure as directors and occurred in the midst of the PNM transaction, thereby taking advantage of the short-term increase in the Company’s stock price.

161. Mr. Wittig admits the allegations in paragraph 161 of the Demand.

162. Mr. Wittig denies the allegations in paragraph 162 of the Demand.

163. Mr. Wittig admits the allegation in paragraph 163 of the Demand that he invited Ms. Sadaka and Mr. Leonard to a meeting with the Company’s outside counsel, who informed them that the employment agreements had been approved by the Board and were enforceable. Mr. Wittig denies the remaining allegations in paragraph 163.

164. Mr. Wittig denies the allegations in paragraph 164 of the Demand.

165. Mr. Wittig denies the allegations in paragraph 165 of the Demand.

166. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 166 of the Demand.

167. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 167 of the Demand.

168. Mr. Wittig admits the allegation in paragraph 168 of the Demand that Ms. Sadaka and Mr. Leonard resigned from the Board of Directors. To the extent that Westar attempts to characterize the letter referred to in paragraph 168, the letter speaks for itself. Mr. Wittig denies Westar’s characterization of the letter, and denies the remaining allegations in paragraph 168.

169. Mr. Wittig denies the allegations in paragraph 169 of the Demand.

170. Mr. Wittig denies the allegations in paragraph 170 of the Demand.

171. Mr. Wittig admits that the Company paid for its outside counsel, and denies the remaining allegations in paragraph 171 of the Demand.

172. Mr. Wittig denies the allegations in paragraph 172 of the Demand.

173. Mr. Wittig denies the allegations in paragraph 173 of the Demand.

174. Mr. Wittig admits the allegations in paragraph 174 of the Demand.

175. Mr. Wittig admits the allegation in paragraph 175 of the Demand that the discussion of 2001 bonuses was tabled. The H.R. Committee suggested that Mr. Wittig postpone taking his bonus so it would not appear in that year’s proxy, and agreed to revisit the bonus issue in the first quarter of the following year. General Counsel Larry Irick and Westar’s outside law firm Cahill Gordon carried out the H.R. Committee’s suggestion. Mr. Wittig denies the remaining allegations in paragraph 175.

176. The allegations of paragraph 176 refer to a letter, which speaks for itself. Mr. Wittig denies Westar’s characterization of the letter, and denies the remaining allegations in paragraph 176 of the Demand.

177. To the extent that Westar attempts to characterize the letter referred to in paragraph 177 of the Demand, the letter speaks for itself.

178. The allegations of paragraph 178 refer to documents, which speak for themselves. Mr. Wittig denies Westar’s characterization of the documents, and denies the remaining allegations in paragraph 178 of the Demand.

179. The allegations of paragraph 179 refer to a proxy statement, which speaks for itself. Mr. Wittig denies Westar’s characterization of the document, and denies the remaining allegations in paragraph 179 of the Demand.

180. Mr. Wittig admits that his short term bonus was approved by the H.R. Committee and the Board and denies the remaining allegations in paragraph 180.

181. Mr. Wittig denies the allegations in paragraph 181 of the Demand.

182. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 182 of the Demand.

183. Mr. Wittig admits the allegations in paragraph 183 of the Demand.

184. Mr. Wittig admits that he was interviewed by an Assistant United States Attorney and that he testified before the grand jury, and denies the remaining allegations in paragraph 184 of the Demand.

185. Mr. Wittig denies the allegations in paragraph 185 of the Demand.

186. Mr. Wittig denies the allegations in paragraph 186 of the Demand.

187. Mr. Wittig denies the allegation in paragraph 187 of the Demand.

188. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 188 of the Demand.

189. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 189 of the Demand.

190. Mr. Wittig denies the allegation in paragraph 190 of the Demand.

191. Mr. Wittig denies the allegation in paragraph 191 of the Demand.

192. Mr. Wittig denies the allegation in paragraph 192 of the Demand.

193. Mr. Wittig denies the allegation in paragraph 193 of the Demand.

194. Mr. Wittig admits the allegation in paragraph 194 of the Demand that he recommended that Westar form a Special Committee and hire outside counsel to investigate alleged misconduct at the Company. Mr. Wittig is without sufficient knowledge or information to admit or deny the remaining allegations in paragraph 194.

195. Mr. Wittig denies the allegations in paragraph 195 of the Demand.

196. Mr. Wittig denies the allegations in paragraph 196 of the Demand.

197. Mr. Wittig denies the allegations in paragraph 197 of the Demand.

198. Mr. Wittig denies the allegations in paragraph 198 of the Demand.

199. Mr. Wittig denies the allegations in paragraph 199 of the Demand.

200. Mr. Wittig denies the allegations in paragraph 200 of the Demand. Mr. Wittig further states that the Board accepted his resignation subject to his reservation of rights.

201. Mr. Wittig denies the allegations in paragraph 201 of the Demand.

202. Mr. Wittig admits the allegations in paragraph 202 of the Demand. The proceeding to which this paragraph refers is ongoing. No judgment of conviction has been entered.

203. The allegations in paragraph 203 of the Demand state legal conclusions to which no response is required.

204. Mr. Wittig denies the allegations in paragraph 204 of the Demand.

205. The allegations in paragraph 205 of the Demand state legal conclusions to which no response is required.

206. Mr. Wittig denies the allegations in paragraph 206 of the Demand.

207. Mr. Wittig denies the allegations in paragraph 207 of the Demand.

208. Mr. Wittig denies the allegations in paragraph 208 of the Demand.

209. Mr. Wittig admits the allegation in paragraph 209 of the Demand that he has openly sold stock over the past year. He is currently unemployed and Westar has refused to pay the salary and benefits he is entitled to under his employment agreement. Mr. Wittig denies the remaining allegations in paragraph 209.

210. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 210 of the Demand.

211. Mr. Wittig denies the allegations in paragraph 211 of the Demand.

212. Mr. Wittig denies the allegations in paragraph 212 of the Demand.

213. Mr. Wittig denies the allegations in paragraph 213 of the Demand.

214. Mr. Wittig is without sufficient knowledge or information to admit or deny the allegations in paragraph 214 of the Demand.

215. Mr. Wittig denies the allegations in paragraph 215 of the Demand.

216. Mr. Wittig denies the allegations in paragraph 216 of the Demand.

217. Mr. Wittig denies the allegations in paragraph 217 of the Demand.

218. Mr. Wittig denies the allegations in paragraph 218 of the Demand.

Mr. Wittig denies each and every allegation of the Demand not specifically admitted above.

AFFIRMATIVE DEFENSES

1. The Demand fails to state a claim against Mr. Wittig upon which relief can be granted.

2. Westar’s claims are barred by the doctrine of accord and satisfaction.

3. Westar’s claims are barred by the doctrine of unclean hands.

4. Westar’s claims are barred by the applicable statutes of limitations or laches.

5. Westar has waived or has released every claim that it may otherwise have had.

6. Westar has suffered no cognizable damages under the employment agreement.

7. Westar’s claims are barred by the doctrine of in pari delicto.

8. Westar’s claims are barred by the statute of frauds.

9. Any damages that Westar may have sustained were not caused by any act or omission of Mr. Wittig, but were the direct and proximate result of Westar’s own acts or omissions or those of others.

10. Westar is not entitled under law or equity to the relief requested.

11. Mr. Wittig reserves the right to add such additional affirmative defenses that may become known to him.

WHEREFORE, David C. Wittig respectfully requests that the Panel:

1. Dismiss the Demand with prejudice and enter judgment for Mr. Wittig;

2. Award Mr. Wittig his reasonable attorney’s fees, disbursements and costs; and

3. Grant Mr. Wittig such other and further relief as the Panel may deem just and proper.

Respectfully submitted,

/s/ Robert A. Salerno
Adam S. Hoffinger
Robert A. Salerno
Hank Bond Walther
PIPER RUDNICK LLP
1200 Nineteenth Street, NW
Washington, D.C. 20036
(202) 861-3900

Counsel for Respondent David C. Wittig

February 17, 2004